SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: September 6, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                              NxGen Networks, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)



           Nevada                     000-28427                 87-0621120
           ------                     ---------                 ----------
      (State or other            (Commission File No.)       (I.R.S. Employer
jurisdiction of incorporation                                incorporation or
      or organization)                                     organization ID No.)

             519 SW Third Avenue, Suite 805, Portland, Oregon 97204
             ------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (800) 893-8894
                                                           --------------


                                       N/A
           -----------------------------------------------------------
          (Former name or former address if changed since last report)

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On August 20, 2001, NxGen Networks, Inc. received notice from Ernst & Young LLP of their resignation as NxGen's independent auditor.

         Ernst & Young LLP, who were retained in November 2000 to perform an audit on the December 31, 2000 financial statements, did not complete any audits or issue any opinions on the financial statements of NxGen Networks, Inc. There were no disagreements with the former auditors on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.


Item 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements

                  None

         (b)      Pro Forma Financial Statements

                  None

         (c)      Exhibits

                  16.1     Letter dated September 6, 2001 from Ernst & Young


         Pursuant to the requirement of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NXGEN NETWORKS, INC.

                                            By:      /s/ Douglas B. Spink
                                                     ---------------------------
                                                     Douglas B. Spink, Chairman



                                       2